Exhibit 99.2

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Portfolio Transition

M&FC Before (2005E $1.1 Billion)

Auto Tubing 38%
Friction Materials 27%
Aerospace Controls 7%
Leisure Marine 20%
Koni/Shocks 8%

M&FC After (2005E $0.7 Billion)

Friction Materials 43%
Leisure Marine 33%
Aerospace Controls 11%
Koni/Shocks 13%

2

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Enhanced Performance Metrics – 2005

ITT

Organic Growth
6%
4%
2%
0%
1%
6%
MFC
Ex Auto

Operating Margin
20%
15%
10%
15%
20%
MFC
Ex Auto

ROIC
35%
30%
25%
20%
25%
33%
MFC
Ex Auto

Portfolio Change Highlights Attractive Businesses

3

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 [LOGO OF ITT]

Engineered for life

George Minnich
Senior Vice President & CFO

December 5, 2005

Forward Looking Statements	[LOGO OF ITT]

“Safe Harbor Statement” under the Private Securities Litigation Reform Act of 1995 (“the Act”):

Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.  Whenever used words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations,  and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Portfolio Transition	[LOGO OF ITT]

[CHART APPEARS HERE]

•	Disposition moves portfolio closer to company wide goals of premier financial metrics

	•	Improved growth profile

	•	Increased profitability

	•	Improved return on invested capital

[CHART APPEARS HERE]

•	Remaining businesses create substantial value

	•	High margin businesses in niche markets

	•	Close customer relationships and strong market positions

	•	Effective application of the ITT Management System

Enhanced Performance Metrics – 2005	[LOGO OF ITT]

[CHARTS APPEARS HERE]

•	Remaining Motion & Flow Control businesses expected to grow organically through product innovation and market share gains

•	Continuing focus on margin expansion

	•	Relocation to low cost areas

	•	Lean fulfillment

	•	Global sourcing

•	Return on invested capital demonstrates efficiency of operations

Portfolio Change Highlights Attractive Businesses

Note:	Operating Margin excludes impact of restructuring.
For non-GAAP reconciliations, refer to www.itt.com/ir

Auto Tubing – 2005 Results	[LOGO OF ITT]

Moves to Discontinued Operations

Revenue	$415M
Operating Income	$25M
After Tax Impact	$17M

2005 EPS Dilution	$0.18

Revised 2005 Earnings Outlook ($, Millions except EPS)	[LOGO OF ITT]

FY05

Segment	Revenue	OI Margin

Fluid Technology	$2,855 – 2,865	12.4 – 12.5%
Defense Electronics	$3,170 – 3,175	10.8 – 10.9%
Motion & Flow Control	$675 – 680	19.9 – 20.1%
Electronic Components	$705 – 710	4.5 – 4.6%

	4Q05	FY05

Revenue	$1,920 – 1,940	$7,410 – 7,430
Segment Operating Margin	12.0 – 12.3%	11.6 – 11.8%
EPS	$1.36 – 1.41	$5.17 – 5.22
FCF		$600 – 625M

Note:	FCF = Cash from Operations (before pension pre-funding) – Capital Expenditures
Earnings outlook reflects continuing operations, excludes one-time items
FCF includes benefit of 3Q 2005 tax settlements

Summary	[LOGO OF ITT]

•	Disposition Increases Focus on Businesses in Attractive Markets

•	Portfolio Change Enhances Performance Metrics

•	ITT Will Continue to Improve Performance through Value Creating Initiatives

• Lean and Six Sigma Techniques
• Global Sourcing
• Corporate Realignment

•	Developing a Portfolio to Achieve Premier Multi-industry Performance

[GRAPHICS APPEARS HERE]

[LOGO OF ITT]